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CUSIP No. 878153 10 5                                          (Page 9 of 9)

                                                                    EXHIBIT 1
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                            AGREEMENT OF JOINT FILING
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          The undersigned hereby agree, pursuant to Rule 13d-1(f)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the foregoing
Schedule 13G relating to the beneficial ownership of Common Shares, without par value, of TEAM America Corporation is filed on behalf of each of the undersigned. Each of the undersigned acknowledges responsibility for the timely filing of said Schedule 13G and any amendments and for the completeness and accuracy of the information contained herein with respect to such person. This Agreement of Joint Filing may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Dated as of the 31st day of January, 1997.

                                                 /s/ Richard S. Schilg
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                                                 Richard S. Schilg, individually


                                                 /s/ Judith Schilg
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                                                 Judith Schilg, individually


                                                 /s/ Kevin T. Costello
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                                                 Kevin T. Costello, individually


                                                 /s/ Anne M. Costello
                                                 -------------------------------
                                                 Anne M. Costello, individually